UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2006

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On May 23, 2006, Starwood Hotels & Resorts Worldwide, Inc. issued a press release that included its financial outlook through 2009. The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
99.1 Press release dated May 23, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

May 23, 2006	By:	Kenneth S. Siegel

Name: Kenneth S. Siegel
Title: Chief Administrative Officer & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 23, 2006.